UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐      Preliminary Proxy Statement

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☐      Definitive Proxy Statement

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☐      Soliciting Material under §240.14a-12

NORTONLIFELOCK INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NORTONLIFELOCK INC. 60 E. RIO SALADO PARKWAY SUITE 1000 TEMPE, AZ 85281 ATTN: MARY LAI NORTONLIFELOCK INC. 2022 Annual Meeting Vote by September 12, 2022 11:59 PM ET You invested in NORTONLIFELOCK INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 13, 2022. Vote Virtually at the Meeting* September 13, 2022 9:00 A.M. (Pacific Time) Virtually at: www.virtualshareholdermeeting.com/NLOK2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D89198-P79022 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D89199-P79022 1. Election of Directors Nominees: 1c. Frank E. Dangeard 1a. Sue Barsamian 1d. Nora M. Denzel 1b. Eric K. Brandt 1e. Peter A. Feld 1f. Emily Heath 1g. Vincent Pilette 1h. Sherrese Smith 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year. 3. Advisory vote to approve executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For 4. Amendment of the 2013 Equity Incentive Plan. 5. Stockholder proposal regarding shareholder ratification of termination pay. Against